Exhibit 10.4.4
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE Page 1 of 2
2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE U. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable)
0016 07/09/2007
6. ISSUED BY CODE 00001 7. ADMINISTERED BY (It other than Item 6) CODE
FCC /Contracts and Purchasing Center 445 12th St., SW, Washington, DC 20554
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) 9A- AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11) Neustar, Inc..
46000 Center Oak Plaza T 10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016 Sterling, VA 20166 i0B. DATED (SEE ITEM 13)
CODE * FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, I I is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT
TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT
IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
(2, ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN
THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
FAR 1.6 Authority of the Contracting Officer, FAR 43.103(a)(3), Mutual Agreement
E. IMPORTANT: Contractor is not, is required to sign this document and return J copies to the issuing office.
1.4. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
the purpose of this modification is to exercise Option Year 4. The Period of Performance is from 7/9/2007 through 7/8/2008. Option Period 4 pricing is in accordance with Contract Section B. Pricing as follows:
Option Year 4 Qty/Unit Unit Price XXX Description XXX XXX Automated System Support XXX XXX XXX XXX XXX XXX XXX (operation & maintenance) XXX XXX NANP Administration Reporting Travel, Not To Exceed Amount Data Requirements (CDRLs) Transition Total—Option Year 4
CLIN 0401 0402 Amount Set at $ 133,789.00 $1,048,966.00 $ 147,800.00 $ 28,346.00 $ 49,760.00 $41,679.00 $1,450,340.00 —
0403 0404 0405 0406’
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A. as heretofore changed, remains unchanged and in lull force and effect.
15A. NAME AND TITLE OF S\GNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Anthony Wimbush 15C. DATE SIGNED 16B. Uytted States of America 16C. DATE SIGNED
Signature of person authorized to sign} (Signature oDpontracting Officer) 07/09/20070l™n1STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR)
UNUSABLE 53.243

Line Item Document NumberTitle Page Summary CON030000I6/00I6NANP Administrator 2 of 2 Line Item Delivery Date Unit of Number Description (Start date to End date) Quantity Issue Unit Price Total Cost
(Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.
No Changed Line Item Fields
if Previous Total: Modification Total:
Grand Total:

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO. 0017
3. EFFECTIVE DATE 07/12/2007
4. REQUISITION/PURCHASE REQ. NO.
5. PROJECT NO. (If applicable)
6. ISSUED BY
FCC/Contracts and Purchasing Center
445 12th St., SW, Washington, DC 20554
CODE 00001
7. ADMINISTERED BY (If other than Item 6)
CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)
Neustar, Inc.
46000 Center Oak Piaza Sterling, VA 20166
CODE
FACILITY CODE
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
☑ 10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016
☑ 10B. DATED (SEE ITEM 13)
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐     is extended, ☐     is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendmenl numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each :elegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. II MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE ITEM 14
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN
ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO RFFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☑ D. OTHER (Specify type of modification and authority)
FAR 1.6, “Authority of the Contracting Officer”
E. IMPORTANT:   Contractor     ☑   is not,      ☐ is required to sign this document and return ___ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to accept and incorporate Change Order Proposal (COP) Number 12 into the contract. COP # 12 is accepted at a cost of $ 18,669.90. A copy of the respective COP is attached. Funding will be via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 1QA. as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)
15B. CONTRACTOR/OFFEROR
(Signature of person authorized to sign)
15C. DATE SIGNED
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Anthony Wimbush
16B. United States of America
BY
(Signature of contracting Officer)
16C. DATE SIGNED
07/12/2007
NSN 7540-01-152-8070
PREVIOUS EDITION
UNUSABLE
STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR)
53,243

Line Item Summary
Document Number
CON03000016/0017
Title
NANP Administrator
Page
2 of 2
Line Item Number
Description
Delivery Date (Start date to End date)
Quantity
Unit of Issue
Unit Price
Total Cost
Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.
No Changed Line Item Fields
Previous Total:
Modification Total:
Grand Total:

NANP Administration Services
Scope of Work Change Proposal # 12
Replacement of NANP Administration
System (NAS) Servers
June 22, 2007

NeuStar, Inc.	46000 Center Oak Plaza Sterling, VA 20166

NANPA — Scope of Work Change #12 Proposal NANPA Recommendation

1		Introduction	1
	1.1	Purpose and Scope	1
	1.2	Modification of the NANPA System	1
2		NANPA Recommended Scope of Work Change	2
3		NeuStar’s Proposed Solution	2
4		Assumptions and Risks	3
5		Cost Assumptions and Summary	3
6		Conclusion	3
Attachment 1 — Dell 1950 Quote
Attachment 2 — Dell 2950 Quote (dual processor — Sterling, VA)
Attachment 3 — Dell 2950 Quote (single processor — Charlotte, NC)

© NeuStar, Inc. 2007	iii

NANPA — Scope of Work Change #12 Proposal — NANPA Recommendation
1	Introduction
1.1	Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and most importantly per requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2	Modification of the NANPA System
The need for changes to the NANPA system may result from interaction between the North American Numbering Council (NANC), the Industry Numbering Committee (INC), the FCC, and the NANPA or from technological evolution. These changes are usually to improve system operation and/or address processing problems to fix unforeseen system responses. The FCC acknowledges the importance of the interaction of the parties for developing system enhancements and fixes. For the changes to be properly acknowledged and fiscally addressed in the context of the contract, all such system changes should be approached through the following steps:
1.	Either the contractor, the NANC, the INC or the FCC may identify a need for change to the NANPA system.

2.	All parties may discuss the needed change and address possible solutions.

3.	The NANC, the INC or the FCC may request the contractor to propose a solution to affect the change. The contractor shall develop a solution and alternatives if feasible, and associated cost of each solution. The contractor shall submit the proposal(s) and associated cost information to the NANC for review.

4.	The NANC may adopt one of the proposed changes or return the proposal to the contractor for further development/clarification.

5.	If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

© NeuStar, Inc. 2007	1

NANPA — Scope of Work Change #12 Proposal — NANPA Recommendation
This document provides detailed information pertaining to a NANPA recommendation originally presented to the FCC in a letter from NANPA dated June 5, 2007.2 This change order document covers the required subject matters such as explaining the need for the new NANP Administration System (NAS) servers, the proposed solution, risks and assumptions and costs.
2	NANPA Recommended Scope of Work Change
Presently, there are four (4) Dell PowerEdge 1550 servers in use in NAS. Two servers are located in Sterling, VA, one of which supports the electronic file transfer capabilities (FTP) required in the system. In particular, it serves as the location for accepting the FTP submissions NANPA receives for Number Resource Utilization and Forecasting (NRUF) and central office code processing. The second Sterling server supports NANPA’s reporting requirements as specified in the March 2003 NANPA Technical Requirements Document. It also extracts the company information and utilization and forecast data contained in all NRUF email and FTP submissions, performs error checking and generates confirmations/notification of errors. Finally, this server distributes notices via the NAS NANP Notification System (NNS). The two remaining Dell 1550 servers perform the same functions for the back-up system that resides in Charlotte, NC.
Dell, Inc, the manufacturer of the Dell 1550 servers, no longer provides maintenance support for this model server. Therefore, in order to avoid potential interruption of NANPA systems, NeuStar recommends replacing the four servers with Dell’s current and fully supported server models.
3	NeuStar’s Proposed Solution
NeuStar recommends replacing the existing Dell 1550 servers with the current model of Dell servers. Specifically, the two Dell 1550 servers used for accepting FTP submissions would be replaced with two Dell 1950 PowerEdge servers. Similar to the Dell 1550, this server is a scalable, reliable data-center machine. The Dell 1950 server fully meets the technical requirements of the system and represents the technological advancement of the Dell product.
With regard to the remaining two Dell 1550 servers used for reporting and NRUF processing, NeuStar recommends replacing them with two Dell 2950 PowerEdge servers. Similar to the Dell 1950, these servers are also scalable, reliable data-center machines. Equally important, the Dell 2950 servers provide additional processing capabilities needed for the volume of information they must manage. For example, since January 2007, the current Dell 1550s processed more than three million utilization and forecast records submitted by telecommunications service providers via the NRUF reporting process. These records will continue to grow as NANPA collects this vital information during future semi-annual submission cycles.
Finally, NeuStar proposes that the four Dell 1550 servers remain available in NAS as stand-bye equipment. This equipment can be used to temporarily store files and/or data whenever necessary as part of ongoing system operation and maintenance.

[2]	Letter dated June 5, 2007 from John C. Manning, Director, NANPA, to Anthony Wimbush, Contracting Officer, Contracts and Purchasing Center, FCC and Gary Remondino, Contracting Officer — Technical Representative, Contracts and Purchasing Center. FCC.

© NeuStar, Inc. 2007	2

NANPA — Scope of Work Change #12 Proposal — NANPA Recommendation
4	Assumptions and Risks
As part of the assessment of this change order, NeuStar is required to identify the associated assumptions and risks that can have an impact on its operations.
Assumption:
•	When replacing these servers, NeuStar will select a time frame that minimizes any potential risk of interfering with the submission of utilization and forecast data collected via the NRUF reporting process. This would include replacing the servers outside of the heaviest NRUF submission time frame, which occurs the weeks surrounding the FCC filing deadline of February 1 and August 1 of each year.

•	All four replacement servers come with a three year maintenance agreement along with 24x7x365 support.
Risk:
•	Potential errors could occur when transferring operating software and system files/data to the new servers. This risk is mitigated however by the fact that NeuStar successfully upgraded all NAS operating software in March 2007 with no service disruption and support personnel involved in that activity will be directly involved in the replacement of the servers.
5	Cost Assumptions and Summary
The proposed solution for the implementation of this recommendation requires the replacement of four (4) Dell 1550 servers used in NAS. NeuStar has determined that the cost associated with implementing this change in NAS is $18,669.90.
6	Conclusion
NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change. Upon approval by the FCC, NANPA can notify the industry that it is accommodating this Scope of Work change order.

© NeuStar, Inc. 2007	3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO. 0018
3. EFFECTIVE DATE 08/08/2007
4. REQUISITION/PURCHASE REQ. NO.
5. PROJECT NO. (If applicable)
6. ISSUED BY
FCC /Contracts and Purchasing Center 445 12th St., SW. Washington, DC 20554
CODE 00001
7. ADMINISTERED BY (If other than Item 6) CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county. State and Zip Code)
Neustar, Inc. 46000
Center Oak Plaza
Sterling, VA 20166
CODE          FACILITY CODE
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
☑ 10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016
☑ 10B. DATED (SEE ITEM 13)
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE receipt OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required) No Funding Information
13. THIS ITEM ONLY APPLIES 10 MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO RFFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14 PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☑D. OTHER (Specify type of modification and authority) FAR 1.6 “Authority of the Contracting Officer”
E. IMPORTANT: Contractor ☑ is not, ☐ is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to accept and incorporate Change Order Proposal (COP) Number 13 into the contract. COP # 13 is accepted at a cost of $5.838.24. A copy of the respective COP is attached. Funding will be via NANPA and will be paid by FCC Billing & Collection Agent. Welch & Co.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Anthony Wimbush
15B. CONTRACTOR/OFFEROR
(Signature of person authorized to sign)
15C. DATE SIGNED
16B. UNITED STATES OF AMERICA
BY: (signature of contracting officer)
16C. DATE SIGNED 08/08/2007
NSN 7540-C1-152-8070
PREVIOUS EDITION
UNUSABLE
STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR)
53.243

Line Item Summary
DOCUMENT NUMBER
CON03000016/0018
TITLE
NANP ADMINISTRATOR
PAGE
2 of 2
LINE ITEM NUMBER      DESCRIPTION     DELIVERY DATE (START DATE TO END DATE)
QUANTITY     UNIT OF ISSUE     UNIT PRICE     TOTAL COST
Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.
No Changed Line Item Fields
PREVIOUS TOTAL:
MODIFICATION TOTAL:
GRAND TOTAL:

NANP Administration Services
Scope of Work Change Proposal # 13
INC Issue 545: Removal of Switch CLLI Information from
NANPA Website
July 12, 2007

NeuStar, Inc.	46000 Center Oak Plaza Sterling, VA 20166

NANPA — Scope of Work Change #13 Proposal — INC Issue 545

1 Introduction	1
1.1 Purpose and Scope	1
1.2 Modification of Guidelines	1
2 Proposed Industry Numbering Committee (INC) Scope of Work Change	2
3 Neustar’s Proposed Sollution	3
4 Assumptions and Risks	4
5 Cost of Assumption and Summary	5
6 Conclusion	5

NeuStar, INC. 2007	iii

NANPA — Scope of Work Change #13 Proposal — INC Issue 545

1 Introduction
1.1 Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and most importantly per requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2 Modification of Guidelines
Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.
When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.2
This document provides detailed information pertaining to the proposed INC requirement that went into initial closure on June 29, 2007. This change order document covers the required subject matters such as explaining the industry’s requirements, proposed solution, costs and risk and assumptions.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

[2]	NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines.

NeuStar, INC. 2007	1

NANPA — Scope of Work Change #13 Proposal — INC Issue 545

2	Proposed Industry Numbering Committee (INC) Scope of Work Change
During the June 25, 2007 INC meeting, INC Issue 545 was resolved and went to Initial Closure on June 29, 2007. This issue affects the NANP Administration System (“NAS”).
•	Issue 545: Removal of Switch CLLI Information from NANPA Website
The official INC issue statement is stated below and can also be found on the ATIS website:
A)	ISSUE STATEMENT
NRRIC Issue 0237 — Removal of Unnecessary Switching Entity Information from Public Access calls for the removal of Switch CLLI information from the NANPA website. When SPs complete information on the Part 1, Switch CLLI information is placed on the NANPA website and is available to the public.
The availability of this information in a public domain makes telecommunications networks vulnerable to attacks as the location of Switch CLLIs that provide service for sensitive communications and financial transactions is easily obtained and can be used as targets for a possible terrorist attack. The securing of sensitive information that currently exists on the public domain is a Homeland Security Issue that is based on the events of September 11,2001.
B)	FOLLOWING RESOLUTION FROM INC
The following changes were made to Section 3.3 of the COCAG and Section 3.4 of the TBPAG:
COCAG change:
3.3	Information that is submitted by applicants in support of code assignment shall be kept to a minimum, be uniform for all applicants, and be treated as proprietary and adequately safeguarded by the PA/NANPA. Switch CLLI information shall not be placed on the NANPA website but shall be retained by the PA/NANPA. The Switch CLLI information will continue to be available to those Service Providers and appropriate state and governmental regulatory authorities who have registered for access to the PA/NANPA secured systems. If an appropriate state and governmental regulatory authority has not registered for access to the PA/NANPA secured systems, this information shall be made available upon request. Information required by Telcordia™ Business Integrated Rating and Routing Database System (BIRRDS), Telcordia™ TPM™ Data Source3, and information available in the LERG Routing Guide may be subject to licensing agreements with Telcordia.

[3]	TPM Data Source is a trademark of Telcordia Technologies, Inc.

NeuStar, INC. 2007	2

NANPA — Scope of Work Change #13 Proposal — INC Issue 545

     TBPAG change:
3.4	Information that is submitted by applicants in support of thousands-block assignment shall be kept to a minimum, be uniform for all applicants, and be treated as proprietary and adequately safeguarded by the PA/NANPA. Switch CLLI information shall not be placed on the NANPA website but shall be retained by the PA/NANPA. The Switch CLLI information will continue to be available to those parties that have registered for access to the PA/NANPA secured systems. If an appropriate state and governmental regulatory authority has not registered for access to the PA/NANPA secured systems, this information shall be made available upon request. Information required by Telcordia™ Business Integrated Rating and Routing Database System (BIRRDS), Telcordia™ TPM™ Data Source,[4] and information available in the LERG Routing Guide may be subject to licensing agreements with Telcordia.

NOTE: Implementation of this resolution may be delayed until the outcome of a potential NANPA Change Order is known.[5]
3 NeuStar’s Proposed Solution
INC Issue 545 requires NANPA to remove the Switch CLLI information from the NANPA public website. Specifically, NANPA must remove this data from the Central Office Code Utilized Report and the Central Office Code Assignment Records. Further, NANPA must incorporate similar reporting capabilities on the password-protected side of the NANP Administration System. These reports will include the same information as the public website reports, with the exception that Switch CLLI information will appear on the password-protected NAS reports.
Solution:
There are two Central Office Code reports on the NANPA public website that display Switch CLLI information. These reports are the Central Office Code Utilized Report (updated real-time) and the Central Office Code Assignment Records (updated daily). The Central Office Code Assignment Records provide a listing of utilized codes in both Text file and Excel files. These reports will be modified to exclude the Switch CLLI information. No other changes will be made to these reports.
NAS will be modified to provide both the Central Office Code Utilized Report and the Central Office Code Assignment Records as new, password-protected reports available to the following NAS registered users: Service Provider Applicant, Service Provider Consultant, State Regulatory and Federal Regulator. A new link will appear on the tool bar under CO Code

[4]	TPM Data Source is a trademark of Telcordia Technologies, Inc.

[5]	INC Issue 545: Removal of Switch CLLI Information from NANPA Website

NeuStar, INC. 2007	3

NANPA — Scope of Work Change #13 Proposal — INC Issue 545

Reports titled “CO Code Utilized Reports.” Both reports will continue to be available on the public website, minus the Switch CLLI information,
This new link will take the user to a page that displays the following links: Central Office Code Utilized Report and Central Office Code Assignment Records. The Central Office Code Utilized Report will work in the same manner as the report that is available on the NANPA public website (i.e., user selects the state and then an NPA that is available via a drop-down box). The only difference between the NANPA public website report and the NAS secure report is the secure report will display the Switch CLLI information along with the other data available on the public website report. Specifically, the report will display the state, NPA, NXX, type of use, Company Name, OCN, rate center, Switch ID, initial/growth, assignment date and effective date.
The Central Office Code Assignment Records will work in the same manner as they do on the NANPA public website. The user will be able to select and download a Text or Excel file by clicking on the various links that appear. These reports will appear the same as the reports available on the public website, however, like the Central Office Code Utilized Report, these files will also include the Switch CLLI information.
4 Assumptions and Risks
As part of the NANPA’s assessment of this change order, NANPA is required to identify the associated assumptions and risks that can have an impact on its operations.
Assumptions:
•	NANPA assumes that service providers[6] desiring the Switch CLLI information will be required to register in NAS. Any request for NANPA to provide this data to a service provider in any other manner will be treated as a NANPA Customized Report Enterprise Service.

•	All service providers that have selected the Central Office Code Administration function in their NAS profile, along with federal and state registered NAS users, will have access to the Central Office Code Utilized Report and the Central Office Code Assignment Records found in the password-protected side of NAS. These users will be able to access the Switch CLLI information for all states and associated NPA-NXXs resident in NAS.

•	Service providers will continue to submit a Central Office Code (NXX) Assignment Request (Part 1) whenever there is a change to the Switch CLLI associated with an assigned central office code. Further, NANPA will continue to distribute the daily, weekly and monthly Part 1 Report to authorized states. This report will include, among other data, the Switch CLLI information for those NPA-NXXs included on the Part 1 Report.

[6]	Service providers include service provider consultants.

NeuStar, INC. 2007	4

NANPA — Scope of Work Change #13 Proposal — INC Issue 545

Risks:
•	It is important to note that NANPA is aware of entities that use the NANPA website and specifically, the reports available concerning central office codes assignments for their business purposes. Removing the Switch CLLI information may result in feedback concerning the availability of this information. Some of these entities may request access to secure NAS in order to obtain this information when in fact they do not qualify under current NAS access procedures to become NAS users. These entities may contact the NANPA and/or the FCC to express their concerns regarding this change to the NANPA public website.
5 Cost Assumptions and Summary
The proposed solution for implementation of INC Issue 545 requires changes in NAS in order for the system to remove Switch CLLI data from the public website and make it available only in secure NAS. NANPA has determined that the cost associated with implementing this change in NAS is $5,838.24.
6 Conclusion
NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change. Upon approval by the FCC, NANPA will notify the industry that it is accommodating this Scope of Work change order.

NeuStar, INC. 2007	5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE Page 1 of 2
2. AMENDMENT/MODIFICATION NO. 0019 3. EFFECTIVE DATE 09/11/2007 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable)
6. ISSUED BY FCC /Contracts and Purchasing Center 44512th St., SW, Washington, DC 20554
CODE 00001
7. ADMINISTERED BY (If other than Item 6) CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) Neustar, Inc. 46000 Center Oak Plaza Sterling, VA 20166
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
☑ 10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016 ☑ 10B. DATED (SEE ITEM 13)
CODE * FACILITY CODE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set form in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.
If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☑ D. OTHER (Specify type of modification and authority)
FAR 1.6, Authority of the Contracting Officer; FAR 43.103(a)(3), Mutual Agreement
E. IMPORTANT: Contractor ☐ is not, ☑ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to add transcription services for North American Numbering Council (NANC) meetings in accordance with the following scope: After each NANC meeting, the North American Numbering Plan Administrator (NANPA) will obtain a copy of the audio tape of the meeting from the Federal Communications Commission (FCC), have the audio recording transcribed into a paper copy, and deliver the paper transcript to the FCC Wireline Competition Bureau (WCB) in Washington, DC.
This service will be required to be performed an estimated four (4) times at a total not-to-exceed ceiling cost of $2,000.00. The period of performance is from September 11, 2007 through July 8, 2008.
Funding will be via NANPA and will be paid by the FCC Billing & Collection Agent, Weich & Co.
EXCEPT AS PROVIDED HEREIN, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) JOHN C. MANNING, DIRECTOR, NANPA 15B. CONTRACTOR/OFFEROR /S/ JOHN C. MANNING, DIRECTOR, NANPA (Signature of person authorized to sign) 15C. DATE SIGNED 9/12/07
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Anthony Wimbush 16B. UNITED STATES OF AMERICA BY /s/ Anthony Wimbush (Signature of Contracting Officer) 16C. DATE SIGNED 09/11/2007
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE
STANDARD FORM 30 (REV. 10-83) PRESCRIBED BY GSA FAR (48 CFR) 53.243

LINE ITEM SUMMARY DOCUMENT NUMBER CON03000016/0019 TITLE NANP ADMINISTRATOR PAGE 2 OF 2
LINE ITEM NUMBER              DESCRIPTION              DELIVERY DATE (START DATE TO END DATE)              QUANTITY              UNIT OF ISSUE              UNIT PRICE              TOTAL COST
Questions may be addressed to Tony Wimbush@anthony.wimbush@fcc.gov.
No Changed Line Item Fields
Previous Total: Modification Total: Grand Total:

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.
0020
3. EFFECTIVE DATE
09/25/2007
4. REQUISITION/PURCHASE REQ. NO.
5. PROJECT NO. (If applicable)
6. ISSUED BY
CODE 00001
FCC /Contracts and Purchasing Center 445 12th St., SW. Washington, DC 20554
7. ADMINISTERED BY (If other than Item 6) CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) Neustar, Inc. 46000 Center Oak Plaza Sterling, VA 20166
9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11)
☑10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016 ☑ 10B. DATED (SEE ITEM 13) CODE * FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐is extended, ☐is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or ___ letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required) No Funding Information
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
☐A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☑D. OTHER (Specify type of modification and authority) FAR 1.6 “Authority of the Contracting Officer”
E. IMPORTANT: Contractor ☑ is not, ☐ is required to sign this document and return ___ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to accept and incorporate Change Order Proposal (COP) Number 14 into the contract. COP # 14 is accepted at a cost of $6,109.00. A copy of the respective COP is attached. Funding will be via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Anthony Wimbush
15B. CONTRACTOR/OFFEROR
15C. DATE SIGNED 16C. DATE SIGNED
(Signature of person authorized to sign)
16B. United States of America By (Signature of Contracting Officer)
16C. DATE SIGNED 9-25-07
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE
STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Line Item Summary
Document Number CON03000016/0020
Title
NANP Administrator

Line Item Number     Description     Delivery Date (Start date to End date)      Quantity     Unit of Issue     Unit Price      Total Cost
Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.
No Changed Line Item Fields
Previous Total: Modification Total: Grand Total:

NANP Administration Services
Scope of Work Change Proposal # 14
INC Issue 526 — Edit COCAG Regarding Disconnect of
NXXs in Telcordia BIRRDS
September 7, 2007

NeuStar, Inc.	46000 Center Oak Plaza Sterling, VA 20166

NANPA — Scope of Work Change #8 Proposal — INC Issue 526

1		Introduction	1
	1.1	Purpose and Scope	1
	1.2	Modification of Guidelines	1
2		Proposed Industry Numbering Committee (INC) Scope of Work Change	2
3		NeuStar’s Proposed Solution	4
4		Assumptions and Risks	5
5		Cost Assumptions and Summary	5
6		Conclusion	6

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NANPA — Scope of Work Change #8 Proposal — INC Issue 526

1	Introduction
1.1	Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and most importantly per requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2	Modification of Guidelines
Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.
When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.2
This document provides detailed information pertaining to the INC’s requirement submitted on August 16, 2007. This change order document covers the required subject matters such as explaining the industry’s requirements, proposed solution, costs and risk and assumptions.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

[2]	NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines.

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NANPA — Scope of Work Change #8 Proposal — INC Issue 526
2	Proposed Industry Numbering Committee (INC) Scope of Work Change
During the August 13, 2007 INC meeting, INC Issue 526 was resolved and went to Initial Closure on August 16, 2007. This issue affects NANPA operations.
•	Issue 526: Edit COCAG Regarding Disconnect of NXXs in Telcordia BIRRDS
The official INC issue statement is set forth below and can also be found on the ATIS website:
A)	ISSUE STA TEMENT
“An issue in the Telcordia Common Interest Group on Rating and Routing (CIGRR) suggests edits in the Business Integrated Routing and Rating Database System (BIRRDS) to prevent an NXX with potentially ported TNs from being deleted prior to NANPA approving the deletion. In addition, data integrity between NANPA and Telcordia Routing Administration would benefit if NANPA entered a delete on the administrative code record (ACD) prior to the NXX record (NXD) being deleted by the AOCN.”
B)	FOLLOWING RESOLUTION FROM INC
The issue resolution resulted in numerous editorial changes to the COCAG. Below are specific references directly impacting NANPA operations:
Section 5.2.9

Ensure, concurrent with assignment or disconnect of an NXX to a code applicant, the NPA, NXX. effective date and OCN of the code applicant are input into BIRRDS to indicate that a specific NXX has been assigned by NANPA to an applicant or that a disconnect has been approved by NANPA. Completion of this step will allow the input of Part 2 data entries into BIRRDS that may or may not be performed by the CO Code Administrator (See Code Activation and In Service Timeline in Appendix D, II).
Section 6.1.2.1
b) The expedited 45-day Interval activities:
•	The SP must follow the Network Interconnection and Interoperability Forum (NIIF) procedures to expedite the 45-day code activation process.

•	On an exception basis, an activation interval of less than 45 calendar days may be requested on the Part 1. Under no circumstances will an activation interval of less than 30 calendar days be approved by the homing tandem operating company or the NANPA.

•	To open a new code, the Part 1 must be accompanied by documentation from the homing tandem operating company that the shorter interval can be met.

•	To modify or disconnect an existing code, NANPA may have a direct role such as entering changes to data on the BIRRDS ACD screen. For disconnects. NANPA

[3]	For more information, refer to the latest issue of NIIF-008 “Recommended Notification Procedures to Industry for Changes in Access Network Architecture.”

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NANPA — Scope of Work Change #8 Proposal — INC Issue 526
has the direct role of entering the effective date of the disconnect on the ACD screen, If an expedite is approved, the expedite information will be entered in the BIRRDS ACD screen as well. When NANPA has a direct role, NANPA has the discretion to grant an expedite without concurrence from the homing tandem operating company. Under no circumstances will a modification or disconnect interval of less than 30 days be approved by the NANPA.
Section 6.6.1

For any non-pooled Central Office Codes returned to NANPA in error, one of the following scenarios and steps applies and should be taken:
•	Scenario 1: The Part 3 has not yet been issued.
•	The SP should cancel the return in NAS.
•	Scenario 2: The Part 3 has been issued and the code return was approved and the effective date has not yet been reached.
•	The SP must notify the NANPA Code Administrator to cancel the return in NAS, in order to cancel the disconnect on the ACD in BIRRDS.

•

•	The SP must take the appropriate steps to cancel the disconnect view on the NXD in BIRRDS.

•	It is recommended that the SP contact the TRA to negotiate the issuance of an Emergency Notification.
Section 6.6.2

For any pooled Central Office Codes returned to the PA in error, if one of the following scenarios applies, the corresponding step(s) should be taken:
•	Scenario 1: The Part 3 has not yet been issued by NANPA.
•	The SP must notify the PA and NANPA via email in order to cancel the return.
•	Scenario 2: The Part 3 has been issued and the code return was approved and the effective date has not yet been reached.
•	The SP must notify the PA and NANPA to cancel the return in PAS and NAS in order for NANPA to cancel the disconnect on the ACD in BIRRDS.

•	The SP must take the appropriate steps to cancel the disconnect view on the NXD in BIRRDS.

•	It is recommended that the SP contact the TRA to negotiate the issuance of an Emergency Notification.
Appendix C

Section 2.2

The SP returning an NXX code, shall submit its Part 1 disconnect request to NANPA. NANPA shall create a disconnect view on the ACD screen in BIRRDS if NANPA determines that there are no active or pending ports within the code being returned. An

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NANPA — Scope of Work Change #8 Proposal — INC Issue 526
edit has been placed in BIRRDS to prevent SPs from entering a disconnect in BIRRDS prior to NANPA entering a disconnect on the ACD screen. This is to ensure that the code is not removed from the LERG Routing Guide as an active code until the Part 3 with the effective date of the disconnect is received from NANPA, and to prevent an adverse effect on ported-out customers.
Appendix C

Section 4.4.1

If there are no active or pending ports, including intra-SP ports, on the pooled NXX code, NANPA shall proceed with the return. NANPA shall create the disconnect on the ACD screen in BIRRDS, and the SP returning the pooled NXX, subsequently shall enter the disconnect on the NXD screen in BIRRDS. An edit in BIRRDS ensures that the disconnect effective date on the NXD screen matches the disconnect effective date on the ACD screen. Delays in entering the disconnect on the NXD screen in BIRRDS may cause a later than anticipated disconnect effective date on the NXX code due to the automatic rescheduling mechanism in BIRRDS to preserve the industry notification timeframe.

If there are active or pending ports on the pooled NXX code, NANPA shall:
•	Deny the Part 1 application if the only active or pending ports on the pooled NXX code are intra-SP ports. LERG assignees must remove all intra-SP ports and LRNs from a pooled NXX code to be returned before submitting a Part 1 to the PA.

•	Suspend the Part 1 pending identification of a new LERG assignee by the PA and so inform the applicant via a Part 3. NANPA, shall request the original LERG assignee to maintain default routing until a new LERG Assignee is found. An edit in BIRRDS prevents the original LERG Assignee from creating a disconnect view on the NXD screen in BIRRDS prior to NANPA creating a disconnect on the ACD.

•	Provide the PA with an ad hoc report from the NPAC that will identify active and pending ports on the returned pooled NXX code.
3	NeuStar’s Proposed Solution
The current method for processing a return/disconnect of a central office code requires NANPA to confirm there are no current or pending ports on the central office code being returned. If there are no ports, NANPA approves the requested return/disconnect by issuing a Part 3 —Administrator’s Response/Confirmation to the code holder. Once the Part 3 is issued, NANPA’s responsibilities are complete.
In order to implement INC Issue 526, NANPA personnel will need to take an additional step by updating the ACD (Administrative Code Record) in the Telcordia™ Business Integrated Routing

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NANPA — Scope of Work Change #8 Proposal — INC Issue 526
and Rating Database (BIRRDS) for each approved central office code return. This new step requires NANPA to log into BIRRDS and update the ACD with the approved effective date for the CO code disconnect.
Further, as noted in Sections 6.6.1 and 6.6.2 of the COCAG, code holders may decide to cancel a code disconnect prior to the effective date. As such, NANPA must cancel the code disconnect in NAS as well as in BIRRDS. This requires additional coordination between NANPA and the code holder to ensure the appropriate information is entered into BIRRDS in a timely manner.
4	Assumptions and Risks
As part of the NANPA’s assessment of this change order, NANPA is required to identify the associated assumptions and risks that can have an impact on its operations.
Assumptions:
•	NANPA assumes BIRRDS access is readily available at the time of processing an application returning a code.
Risks:
•	In those instances where the code holder desires to cancel a code disconnect, NANPA must rely upon the cooperation of the code holder to properly update information in BIRRDS in a timely manner. If the code holder does not cooperate, NANPA will spend a significant amount of time attempting to get the code holder to input the necessary data to reverse a code disconnect, taking time away from processing other applications.

•	There are additional risks of inputting inaccuracies when updateing two databases. Due to human error, different data could be entered into the two systems or only one system may be updated.
Impact on Operations:
The proposed solution impacts NANPA operations by requiring NANPA personnel to take additional time to complete an approved application requiring the disconnect of a central office code. Further, NANPA must now coordinate with the code holder to ensure appropriate modifications to BIRRDS are made in the event the code holder wishes to stop the disconnect of a code prior to the effective date.
5	Cost Assumptions and Summary
The proposed solution for implementation of the INC Issue 526 requires changes in NANPA operations. NANPA personnel must enter data for each code disconnect into BIRRDS, a new requirement when processing code disconnects. In addition, additional coordination with the service provider may be required when requested to cancel a code disconnect. NANPA has determined that the cost associated with implementing this change is $6,109.00 per year or $509.00 per month.

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NANPA — Scope of Work Change #8 Proposal — INC Issue 526
To determine this cost, NANPA identified the quantity of applications involving an approved code disconnect since January 2006 and used that information to calculate an average monthly quantity of such applications. After identifying the additional steps required for processing a code disconnect, NANPA calculated the additional processing time required for each approved CO code disconnect. With this information, NANPA determined a cost per application and multiplied that result by the projected average monthly quantity of approved code disconnects. In addition, NANPA factored in an average quantity of requests for which the service provider desired to cancel a code disconnect after the Part 3 had been issued but prior to the effective date of the code disconnect.
6	Conclusion
NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change. Upon approval by the FCC, NANPA will notify the industry that it is accommodating this Scope of Work change order.

© NeuStar, Inc. 2007	6